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                                                                    EXHIBIT 10.1

                              FORBEARANCE AGREEMENT

       Forbearance Agreement dated as of May 17, 2001 (this "AGREEMENT") by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation ("AZTEC"), BLUEFLAME INC. (DE) (f/k/a PROFESSIONAL COMPUTER SOLUTIONS, INC.) ("BLUEFLAME"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans (Aztec and Blueflame, collectively called the "BORROWER"), FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "BANKS"), with respect to the Revolving Credit Agreement dated as of July 27, 1998 (as amended and in effect from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the Banks and Fleet National Bank (f/k/a BankBoston, N.A.) as agent for the Banks (the "AGENT"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

       WHEREAS, the Borrower has failed to pay the Loans in full at maturity on April 30, 2001 (the "EXISTING EVENT OF DEFAULT"), which failure is an Event of Default under Section 14.1 of the Credit Agreement; and

       WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to forbear from exercising certain remedies provided for in the Credit Agreement which may be available to the Banks after the occurrence and during the continuance of the Existing Event of Default;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       SECTION 1.    FORBEARANCE.

       (a) Subject to the satisfaction of the conditions precedent set forth in
Section 4 below, the Banks and the Agent agree, for the period commencing on the Effective Date (as defined in Section 1(c) below) and terminating on the earliest of (i) June 30, 2001, (ii) the failure of the Borrower to perform fully and timely any of its obligations provided in this Agreement, (iii) the filing of any litigation or other proceeding or exercise of any remedies against the Borrower by any employee of BlueFlame Inc. (DE) in respect of or related to the Borrower's obligations under the PCSI Key Employee Agreements each dated May 15, 1998 between Aztec and each of the eight employees identified in the respective
Schedule 1 attached thereto, or (iv) the occurrence of a Event of Default (other than the Existing Event of Default) under the Credit Agreement or the occurrence of a Default under the Credit Agreement and its continuance beyond any applicable grace or cure periods provided therefor in the Credit Agreement (the "FORBEARANCE PERIOD"), to forebear from exercising any remedies permitted under the Credit Agreement in respect of the Existing Event of Default, but the Banks and the Agent shall not be restricted from exercising other rights arising as a consequence of the Existing Event of Default. Borrower hereby acknowledges the Existing Event of Default and further acknowledges that this Agreement does not extend to any existing or future Default or Event of Default other than the Existing Event of


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Default, and does not in any way limit the rights of the Agent and the Banks to exercise their rights (i) with respect to any other such existing or future Default or Event of Default at any time or (ii) with respect to the Existing Event of Default following the termination or expiration of the Forbearance Period.

       (b) During the Forbearance Period, the Borrower shall be permitted to borrow Revolving Credit Loans to the extent of availability notwithstanding the Existing Event of Default; PROVIDED, HOWEVER, that the Borrower is in compliance with all of the terms and conditions of this Agreement (other than the representations and warranties in Section 8.4.4 of the Credit Agreement) and that no Event of Default other than the Existing Event of Default shall have occurred and be continuing. Nothing in this Agreement shall, however, be construed as a waiver of or acquiescence in the Existing Event of Default, which shall continue in existence subject only to the agreement of the Banks and the Agent set forth herein not to enforce certain remedies for a limited period of time. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the Banks to extend, modify or waive any term or condition of the Credit Agreement; or (iv) give rise to any defenses or counterclaims to the Agent's or the Banks' right to demand payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement. Following termination of the Forbearance Period, the Agent and the Banks shall be entitled to enforce the Credit Agreement according to the original terms of the Credit Agreement, as the Credit Agreement has been heretofore amended from time to time.

       (c) For purposes of this Agreement, "EFFECTIVE DATE" shall mean May 17, 2001.

       (d) From April 30, 2001 through the end of the Forbearance Period, notwithstanding Section 6.11 of the Credit Agreement, the Agent and the Banks shall not impose the default rate of interest provided in Section 6.11 of the Credit Agreement so long as the Borrower is in compliance with all of the terms and conditions of this Agreement and no Event of Default other than the Existing Event of Default shall have occurred and be continuing; PROVIDED, HOWEVER, that the Agent and the Banks shall retain the right to charge the default rate of interest provided in Section 6.11 of the Credit Agreement retroactively to April 30, 2001 upon expiration of the Forbearance Agreement unless the Obligations shall have been paid in full or the Agent and the Banks shall otherwise agree.

       SECTION 2.  AFFIRMATIVE COVENANTS OF BORROWER DURING FORBEARANCE PERIOD.

       (a) The Borrower and/or the Guarantors shall pay all interest on the Obligations as and when the same shall become due and payable under the terms of the Credit Agreement and shall be jointly and severally liable therefor.

       (b) (i) The Borrower and Guarantors will cooperate fully with The Recovery Group, Inc., the financial consultant (the "FINANCIAL CONSULTANT") selected by the Agent's counsel, the Agent and the Banks to assist the Agents' counsel in valuing the Collateral and to review the financial performance of the Borrower and the Guarantors, their operations, financial

                                       2

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information and projections, the budget previously provided by the Borrower and the Guarantors and the business plan described in Section 4(a) below.

              (ii) The Borrower and each Guarantor shall cooperate with the Financial Consultant in affording the Financial Consultant access to all of the Borrower's and the Guarantors' and their Subsidiaries' books and records and projections and information regarding revenues and other matters reasonably requested by the Financial Consultant and making available on a reasonable basis officers and managers to answer the Financial Consultant's questions about the foregoing and other matters concerning the businesses and finances of the Borrower, the Guarantors and their Subsidiaries, without regard to the specific provisions of Section 9.9 of the Credit Agreement.

       (c) The Borrower and the Guarantors shall reimburse the Agent and the Banks for all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by the Agent or any Bank in connection with this Agreement and the Credit Agreement within 30 days after the submission of any invoice therefor by the Agent or any Bank, and shall be jointly and severally liable therefor.

       (d) Within 10 days after the later of (i) the Effective Date or (ii) the date upon which the Lenders shall have provided the Borrower with all information requested and corrections and comments on the Form S-1, the Borrower shall file a Registration Statement on Form S-1 with the Securities and Exchange Commission (the "SEC") with respect to the warrant shares that would be issuable upon exercise of the Warrants issued to the Banks on September 30, 2000 and January 31, 2001. The Borrower shall use commercially reasonable efforts to cause the SEC to declare such Registration Statement effective as promptly as practicable.

       (e) The Borrower shall use reasonable efforts to deliver to the Agent on or before May 30, 2001, a fully executed blocked account agreement and/or control agreement in form and substance acceptable to the Agent with respect to any bank account, money market fund, certificate of deposit or other similar cash equivalent investment of the Borrower or any Guarantor or Subsidiary for which such an agreement is not then in force.

       (f) The Borrower covenants that none of the Borrower or any Guarantor or Subsidiary will establish any new bank account, money market fund, certificate of deposit or other similar cash equivalent investment without prior written notice to the Agent and prior delivery of a fully executed blocked account agreement and/or control agreement in form and substance acceptable to the Agent with respect to such account or investment.

       (g) On each Business Day during the Forbearance Period, the Borrower shall cause all cash balances held by the Borrower or any Guarantor or any of their respective Subsidiaries in bank accounts, money market funds, certificates of deposit and similar cash equivalent investments, in excess of $2 million in the aggregate, to be swept to Aztec's operating account no. 378559 at Fleet National Bank and applied to reduce the outstanding principal balance of the Revolving Credit Loans (which may be reborrowed to the extent provided in Section 1(b) above).


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       (h)    The Overadvance Fee provisions of Section 2.2.2 of the Credit
Agreement shall apply during the Forbearance Period and any Overadvance Fee accrued through June 30, 2001 pursuant to Section 2.2.2 of the Credit Agreement shall be due and payable on June 30, 2001.

       (i) The Borrower shall cause 100% of the Tax Refund to be paid to the Agent for application as a prepayment and permanent reduction of the Acquisition Loans, in lieu of the 75% provided in Section 4.8.3 of the Credit Agreement, and the Borrower shall no longer be entitled to retain and use 25% of the Tax Refund as provided in Section 4.8.3 of the Credit Agreement. The Borrower shall cause the Internal Revenue Service (the "IRS") to direct deposit the Tax Refund into Aztec's operating account no. 378559 at Fleet National Bank and authorizes the Agent to apply the Tax Refund to prepayment of the Acquisition Loans upon deposit thereof or at any time thereafter. The Borrower shall notify the Agent by telephone and email immediately upon receipt of any notice or actual knowledge that the IRS has or will deposit such Tax Refund in such account.

       (j) During the Forbearance Period, the Borrower shall use commercially reasonable efforts to cause CIT Lending Services Corporation ("CIT") to increase the amount CIT would be willing to lend as an initial advance against the existing accounts receivable of the Borrower and the Guarantors above the $13-18 million currently estimated by CIT, and the Borrower will continue to use commercially reasonable efforts to find additional sources of equity or financing to repay the Obligations.

       (k) Notwithstanding the foregoing, the Banks and the Agent shall have no obligation to release Collateral in respect of or otherwise accept less than a full payoff of all Obligations to the Banks. During the Forbearance Period, the Borrower shall also work with the Agent, the Banks and the Financial Consultant to make a current evaluation of the operations, projections and business plans of the Borrower and the Guarantors to develop a proposal for a restructuring of the Obligations under the Credit Agreement.

       (l) During the Forbearance Period, Aztec shall continue to maintain its engagement with Pelletier & Associates, or another consultant selected by the Borrower and reasonably acceptable to the Agent and the Banks.

       (m) During the Forbearance Period, the Borrower and the Guarantors shall continue to hold bi-weekly conference calls among the Borrower and the Guarantors and the Agent and the Banks in accordance with Section 9.4(i) of the Credit Agreement. During the Forbearance Period, notwithstanding the provisions of Section 9.4(i) of the Credit Agreement, the Borrower and the Guarantors shall provide bi-weekly cash flow reports to the Agent and the Banks one business day in advance of each such conference call. Such cash flow reports shall show actual performance compared to projections for the relevant period and shall include accounts receivable reports showing aging of accounts receivable by Subsidiary.

       (n) The Borrower and the Guarantors shall evaluate any claims any of them may have against U.S. Office Products Company ("USOP") and shall make appropriate filings to preserve such claims in connection with the bankruptcy proceedings of USOP.


                                       4

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       SECTION 3.  NEGATIVE COVENANTS OF BORROWER DURING FORBEARANCE PERIOD.

       (a) During the Forbearance Period, (i) no payment shall be made to employees of BlueFlame of amounts owed to them of approximately $3.3 million in the aggregate pursuant to Aztec Technology Partners, Inc. PCSI Key Employee Agreements each dated May 15, 1998 between Aztec and each of the eight employees identified in the respective Schedule 1 attached thereto nor (ii) shall any other payments be made to employees, officers or directors of any of the Borrower, the Guarantors or their Subsidiaries in excess of (A) regularly scheduled salary and/or commissions and (B) certain quarterly performance bonuses and retention payments not to exceed $250,000 in the aggregate during the period from April 15, 2001 through the end of the Forbearance Period, in each case earned in accordance with policies pre-dating the Existing Event of Default.

       (b) During the Forbearance Period, no LIBOR Rate Loans shall be permitted, and all outstanding LIBOR Rate Loans, if any, shall upon the Effective Date be converted to Base Rate Loans.

       SECTION 4.  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT

              This Agreement shall become effective only upon satisfaction of the following conditions:

       (a) The Borrower shall have delivered a business plan for the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agent and the Banks;

       (b) The Borrower and the Guarantors shall have cooperated with the Financial Consultant, in (i) affording the Financial Consultant access to all of the Borrower's and the Guarantors' and their Subsidiaries' books and records and projections and information regarding revenues and other matters reasonably requested by the Financial Consultant and (ii) making available on a reasonable basis officers and managers to answer the Consultant's questions about the foregoing and other matters concerning the finances of the Borrower, the Guarantors and their Subsidiaries, without regard to the specific provisions of
Section 9.9 of the Credit Agreement;

       (c) From April 15, 2001 through the Effective Date, the Borrower shall not have paid or permitted any of its Subsidiaries to have paid (i) any amounts owed to certain employees of BlueFlame of approximately $3.3 million in the aggregate pursuant to Aztec Technology Partners, Inc. PCSI Key Employee Agreements each dated May 15, 1998 between Aztec and each of the eight employees identified in the respective Schedule 1 attached thereto or (ii) any other payments to employees, officers or directors of any of the Borrowers or their Subsidiaries between April 15, 2001 and the Effective Date in excess of (A) regularly scheduled salary and/or commissions and (B) certain quarterly performance bonuses and retention payments not to exceed $250,000 in the aggregate, in each case earned in accordance with policies pre-dating the Existing Event of Default;


                                       5

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       (d)    Borrower shall have delivered an officer's certificate listing all bank accounts, money market funds, certificates of deposit and other similar cash equivalent investments held by the Borrower, any Guarantor and/or their Subsidiaries as of the Effective Date;

       (e) All Overadvance Fees required to have been paid on or before April 30, 2001 pursuant to Section 2.2.2 of the Credit Agreement shall have been paid in full;

       (f) Aztec shall have replaced the Warrant issued to The Fuji Bank, Limited ("FUJI") on January 31, 2001 exercisable for 44,986 shares of common stock of Aztec, which has been lost, upon delivery of a lost warrant affidavit in the form of EXHIBIT A hereto, executed by Fuji and properly notarized, and Aztec shall have waived any requirement for indemnification in respect of such lost Warrant;

       (g) The Borrower shall have paid all reasonable legal fees and expenses of the Agent and the Banks for which invoices have been submitted;

       (h) Aztec shall have provided written evidence that it has instructed the IRS to direct deposit the Tax Refund into Aztec's operating account at Fleet National Bank;

       (i) All Guarantors shall have signed the Reaffirmation of Guaranty attached hereto;

       (j) The Borrower and each Guarantor shall have delivered customary incumbency certificates, good standing certificates and legal opinions regarding this Agreement, equivalent to those required under Section 12 of the Credit Agreement; and

       (k) All representations and warranties in Section 8 of the Credit Agreement shall be true and correct as of the Effective Date, with the exceptions of (i) the Existing Event of Default and (ii) the solvency representation in Section 8.4.4.

       SECTION 5. RATIFICATION, ETC. Except as expressly modified hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including but not limited to the Registration Rights Agreement and the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect, and the Borrower and the Guarantors agree that the Credit Agreement, the Registration Rights Agreement (as modified by the provisions of Section 2(d) hereof) and the Security Documents are legal, valid and binding obligations of each Borrower or Guarantor signatory thereto and the Obligations are absolutely owing to the Banks without offset, counterclaim or any defense thereto by the Borrower or any Guarantor. The Borrower represents and warrants that all representations and warranties in Section 8 of the Credit Agreement are true and correct as of the Effective Date, with the sole exception of the Existing Event of Default.

       SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect the Obligations or any other obligation of the Borrower or the Guarantors or any rights of the Agent or the Banks consequent thereto, except such waivers as are specifically and explicitly set forth herein, if any, and all of the rights of the Banks and the Agent under the


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Credit Agreement, the Registration Rights Agreement, the Security Documents, at
law, or in equity, are expressly reserved.

       SECTION 7. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries, releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each or all of the Banks from any and all liabilities and claims under the Credit Agreement, this Agreement, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated herein and therein, except those arising after the time of execution and delivery of this Agreement.

       SECTION 8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

       SECTION 10. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

       SECTION 11. AMENDMENTS. Neither this Agreement nor any provision hereof may be modified, supplemented, waived or amended, except pursuant to a written agreement, consent or waiver executed and delivered by the Agent and the Banks.


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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a document under seal as of the date first above written.

                                             AZTEC TECHNOLOGY PARTNERS, INC.

                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


                                             BLUEFLAME INC. (DE)
                                             (f/k/a PROFESSIONAL COMPUTER
                                             SOLUTIONS, INC.)
                                             (HAVING JOINT AND SEVERAL
                                             LIABILITY FOR A PORTION OF THE
                                             ACQUISITION LOANS HAVING AN
                                             OUTSTANDING PRINCIPAL AMOUNT OF
                                             $15,000,000)


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


                                       8

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                                             CITIZENS BANK OF MASSACHUSETTS



                                             By: /s/ James M. Ray
                                                 -------------------------------
                                                 Name: James M. Ray
                                                 Title: Vice President


                                             FLEET NATIONAL BANK (AS AGENT AND
                                             AS A BANK)


                                             By: /s/ Richard E. Lynch
                                                 -------------------------------
                                                 Name:  Richard E. Lynch
                                                 Title: Vice President


                                             THE FUJI BANK, LIMITED


                                             By: /s/ Masahito Fukuda
                                                 -------------------------------
                                                 Name:  Masahito Fukuda
                                                 Title: Senior Vice President
                                                        & Group Head


                                             NATIONAL CITY BANK OF KENTUCKY


                                             By: /s/ Jerrol Z. Miles
                                                 -------------------------------
                                                 Name:  Jerrol Z. Miles
                                                 Title: Senior Vice President


                                             LASALLE BANK NATIONAL ASSOCIATION


                                             By: /s/ Suzanne Palmer
                                                 -------------------------------
                                                 Name:  Suzanne Palmer
                                                 Title: Commercial Banking
                                                        Officer


                                             PEOPLE'S BANK


                                             By: /s/ John E. McArdle
                                                 -------------------------------
                                                 Name:  John E. McArdle
                                                 Title: Vice President


                                       9

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                            RATIFICATION OF GUARANTY

       Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Forbearance Agreement dated as of May 17, 2001 (the "AGREEMENT"), and by signing below agrees to be bound by the Agreement, including without limitation the Release of Claims provided for in Section 7 of the Agreement, and each of the undersigned guarantors also hereby agrees that the Guaranty dated as of (a) July 27, 1998; (b) September 17, 1998; (c) October 2, 1998, (d) June 26,
2000 or (e) November 1, 2000 from such undersigned guarantor remains in full force and effect, and each of the undersigned guarantors confirms and ratifies all of its obligations thereunder.


                                             AZTEC INTERNATIONAL LLC


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


                                             AZTEC TECHNOLOGY PARTNERS OF NEW
                                             ENGLAND LLC (f/k/a BAY STATE
                                             COMPUTER GROUP LLC)


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


                                             ENTRA COMPUTER CORP.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             TWO TWO TWO CORPORATION (f/k/a PCM,
                                             INC.)


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


                                       10

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                                             MCDOWELL, TUCKER & CO., INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             BLUEFLAME INC. (DE) (f/k/a
                                             PROFESSIONAL COMPUTER SOLUTIONS,
                                             INC.)


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             SOFTECH COMMUNICATIONS, INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             SOLUTIONS E.T.C. INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             DIGITAL NETWORK ASSOCIATES LLC


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer


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                                             PROFESSIONAL NETWORK SERVICES, INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             OFFICE EQUIPMENT SERVICE, INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer



                                             BLUEFLAME, INC.


                                             By: /s/ Ross J. Weintraub
                                                 -------------------------------
                                                 Name:  Ross J. Weintraub
                                                 Title: Treasurer